SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 **********************************************************************
  Date of Report (Date of earliest event reported): December 1, 1995

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

                   Georgia                                  001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

    624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                      (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************


Filed:  February 14, 1996

  ITEM 5. OTHER EVENTS. Merry Land & Investment Company, Inc. (the "Company") has completed a series of acquisitions since filing its annual report on Form 10-K for 1994 and quarterly reports on Form 10-Q for the quarters ending March 31, 1995, June 30, 1995 and September 30, 1995.

       A. DALLAS, TEXAS. The Company has completed the acquisition of the last of the limited partnerships described in its Form 8-K filed on June 19, 1995 as amended by its Form 8-K/A filed on June 21, 1995. The partnership acquired and the related apartment property are described as follows:

                       Name of                                                              Acquisition
Name of             Partnership            Sellers          Market      Date                  Cost                      Occupancy
Apartments             <F1>                  <F1>           Location   Acquired   Units        <F2>        Debt Assumed    <F3>
----------------------------------------------------------------------------------------------------------------------------------
Jefferson at        Jefferson at        Carmil Capital      Dallas,    12/1/95      470      $29,318          $0           84%
Chase Oaks        Chase Oaks, L.P.   Corporation, a Texas   Texas
                                         Corporation

                                         JPI Investment
                                        Company, L.P., a
                                        Texas limited
                                         partnership
----------------------------------------------------------------------------------------------------------------------------------

<F1>   Neither of the sellers nor the partnership are related to or affiliated with the Company.
<F2>   Includes acquisition costs incurred to date.
<F3>   Physical occupancy at February 9, 1996.

  The acquisition was paid for with cash. The sellers were unrelated to the Company. Two wholly owned subsidiary corporations of the Company acquired the partnership interests of the sellers and succeeded to the 100% ownership of the partnership. This partnership was merged with the Company's five other Texas limited partnerships into one Texas limited partnership on December 31, 1995.

  The acquisition was funded with a portion of the proceeds of the Company's recent $40 million 7-1/4% senior notes (due 2002) offering made pursuant to a Registration Statement filed on Form S-3, Registration Number 33-57453. No encumbrance was placed against the acquired property in connection with its acquisition.

  The acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results. The property remains in the initial lease-up period.

       B. DALLAS & AUSTIN, TEXAS. The Company has also acquired two additional partnerships. The partnerships acquired and the related apartment properties are described as follows:

                       Name of                                                              Acquisition
Name of             Partnership            Sellers          Market      Date                  Cost                      Occupancy
Apartments             <F1>                  <F1>           Location   Acquired   Units        <F2>        Debt Assumed    <F3>
----------------------------------------------------------------------------------------------------------------------------------
Jefferson on        Jefferson on        Carmil Capital      Dallas,     12/21/95    200      $13,984          $0           71%
Melrose            Melrose, L.P.     Corporation, a Texas   Texas
                                         corporation

                                         JPI Investment
                                        Company, L.P., a
                                        Texas limited
                                         partnership

Jefferson at      SNK-JPI Millegan       Jefferson at      Austin,      12/21/95    390      $23,640          $0           88%
Stone Creek        Creek Limited        Millegan Creek,     Texas
                     Partnership            a Texas
                                     limited partnership

                                     SNK Multifamily Inc.,
                                      a Nevada corporation
----------------------------------------------------------------------------------------------------------------------------------

<F1>   None of the sellers nor the partnerships are related to or affiliated with the Company.
<F2>   Includes acquisition costs incurred to date.
<F3>   Physical occupancy at February 9, 1996.

  The acquisitions were paid for with cash. The sellers were unrelated to the Company. Two wholly owned subsidiary corporations of the Company acquired the partnership interests of the sellers and succeeded to the 100% ownership of the two partnerships. These partnerships were merged with the Company's four other Texas limited partnerships into one Texas limited partnership on December 31, 1995.

  The acquisitions were funded with a portion of the proceeds of the Company's recent $40 million 7-1/4% senior notes (due 2002) offering and $80 million 6.875% senior notes (due 2003 and 2004) offering made pursuant to a Registration Statement filed on Form S-3, Registration Number 33-57453. No encumbrances were placed against the acquired properties in connection with their acquisition.

  The acquisitions were made only after a detailed review of each properties' physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results. The properties remain in the initial lease-up period.

       C. AUSTIN, TEXAS. The Company has acquired an additional apartment property in Austin, Texas. The apartment property acquired is described as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Acquisition
                                                                                              Cost
                                                                                          (In Thousands)   Debt Assumed  Occupancy
Name of Apartments             Seller<F1>       Market Location   Date Acquired   Units        <F2>        (In Thousands)   <F3>
----------------------------------------------------------------------------------------------------------------------------------
Crestview Apartments    Crestview Redevelopment,  Austin, Texas      1/12/96        161      $10,151           $0           96%
                              Ltd., a Texas
                           limited partnership
----------------------------------------------------------------------------------------------------------------------------------

<F1>   The seller is neither related to nor affiliated with the Company.
<F2>   Includes acquisition costs incurred to date.
<F3>   Physical occupancy at February 9, 1996.

  The acquisition was paid for with cash. The seller was a limited partnership unrelated to the Company and was acquired by a limited partnership wholly owned by the Company.

  The acquisition was funded with a portion of the proceeds of the Company's recent $80 million 6.875% senior notes (due 2003 and 2004) offering made pursuant to a Registration Statement filed on Form S-3, Registration Number 33-57453. No encumbrances were placed against the acquired property in connection with its acquisition.

  The acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rate, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

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                   Signature Block on Following Page
                   =================================

                                 SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merry Land & Investment Company,
Inc.                (Registrant)


By:           /s/
--------------------------------
       Dorrie E. Green
    As Its Vice President